THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Enrique R. Arzac(1,3)              Augustine R. Marusi(1,3)
Allan Comrie(1,3)                  W. Perry Neff(3,4)
Daniel E. Emerson(2,4)             Douglas G. Ober(1)
Thomas H. Lenagh(2,4)              Landon Peters(1,2)
W.D. MacCallan(1,3)                John J. Roberts(1,4)
                 Robert J.M. Wilson(2,4)

1. MEMBER OF EXECUTIVE COMMITTEE
2. MEMBER OF AUDIT COMMITTEE
3. MEMBER OF COMPENSATION COMMITTEE
4. MEMBER OF RETIREMENT COMMITTEE

OFFICERS

Douglas G. Ober                CHAIRMAN AND
                                 CHIEF EXECUTIVE OFFICER
Joseph M. Truta                PRESIDENT
Richard F. Koloski             EXECUTIVE VICE PRESIDENT
Richard B. Tumolo              VICE PRESIDENT--RESEARCH
Simeon F. Wooten, III          VICE PRESIDENT--RESEARCH
Maureen A. Jones               VICE PRESIDENT AND TREASURER
Lawrence L. Hooper, Jr.        SECRETARY AND
                                 GENERAL COUNSEL
Dana M. Cannon                 ASSISTANT TREASURER
Geraldine H. Stegner           ASSISTANT SECRETARY

--------------------------------------------------------------------------------
                                   STOCK DATA
--------------------------------------------------------------------------------
Price (6/30/98)                          $26.875
Net Asset Value (6/30/98)                $31.87
Discount:                                 15.7%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX

Newspaper stock listings are generally under the abbreviation: Adaex


--------------------------------------------------------------------------------
                              DISTRIBUTIONS IN 1998
--------------------------------------------------------------------------------
From Investment Income                    $0.31
  (paid or declared)
From Net Realized Gains                    0.05
                                          -----
    Total                                 $0.36
                                          =====

--------------------------------------------------------------------------------
                           1998 DIVIDEND PAYMENT DATES
--------------------------------------------------------------------------------
                                March 1, 1998
                                June 1, 1998
                                September 1, 1998
                                December 27, 1998*
                       *Anticipated
[Recycled Logo] Printed on recycled paper




                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                                 JUNE 30, 1998


                      [ADAMS EXPRESS COMPANY LOGO HERE](R)

                            BUILDING FOR THE FUTURE
                           WITH SOLID INVESTMENTS(R)

                             LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

In this semi-annual report, you will find our financial statements for the six months ended June 30, 1998. In addition, the report of independent accountants, a schedule of investments, and summary financial information for the Company are provided.

Net assets of the Company at June 30, 1998 were $31.87 per share, as compared with $28.51 per share at December 31, 1997 on the 49,949,239 shares outstanding on each date. The total return on net assets (with reinvestment of income and capital gains distributions) for the period was 12.8%. On March 1, 1998, a distribution of $0.12 per share was paid consisting of $0.05 from 1997 long-term capital gain, $0.02 from 1997 investment income and $0.05 from 1998 investment income. All are taxable in 1998. A regular 1998 investment income dividend of $0.12 per share was paid on June 1, 1998, and another $0.12 investment income dividend has been declared payable September 1, 1998 to shareholders of record August 20, 1998.

Net investment income for the six months ended June 30, 1998 amounted to $10,226,154, compared with $10,077,115 for the same period in 1997. These earnings are equal to $0.20 and $0.21, respectively, per share, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 1998 amounted to $55,643,767, the equivalent of $1.11 per share.

As you may have noticed in prior reports, the Company has established a site on the Internet to provide information to current and potential shareholders. The site has been substantially expanded in the past quarter and the Worldwide Web address has been changed to www.adamsexpress.com. In addition to the daily net asset value per share of the fund and the market price discount to the NAV, you will find a brief history of the Company, historical financial information, press releases, and other information of interest to shareholders. Comments and inquiries can be sent via e-mail to contact@adamsexpress.com.

Effective September 1, 1998, the current Automatic Dividend Reinvestment Plan will be replaced with The Bank of New York's BuyDIRECT(SM*) Plan. The Bank of New York ("the Bank") is the transfer agent for the Company and will sponsor and administer the Plan.Under the BuyDIRECT plan, shareholders will be able to reinvest their dividends (as under the current dividend reinvestment plan that it replaces) and first time shareholders, as well as existing shareholders, will also be able to acquire shares directly from the Bank without the need of going through a broker, at a substantial cost savings.To obtain further information, please see page 11 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

*BuyDIRECT is a service mark of The Bank of New York.

By order of the Board of Directors,


/s/ Douglas G. Ober         /s/ Joseph M. Truta
____________________        _______________________
Douglas G. Ober,            Joseph M. Truta,

CHAIRMAN AND CHIEF          PRESIDENT
EXECUTIVE OFFICER

July 17, 1998

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 June 30, 1998

ASSETS
Investments* at value:
   Common stocks and convertible securities
     (cost $750,111,655)                                                        $1,507,527,624
   Non-controlled affiliate, Petroleum & Resources
     Corporation (cost $22,153,015)                                                 43,961,249
   Short-term investments (cost $36,217,473)                                        36,217,473   $1,587,706,346
----------------------------------------------------------------------------------------------
Cash                                                                                                    196,098
Receivables:
   Investment securities sold                                                                         5,253,254
   Dividends and interest                                                                             1,682,726
Prepaid expenses and other assets                                                                     4,087,835
---------------------------------------------------------------------------------------------------------------
      Total Assets                                                                                1,598,926,259
---------------------------------------------------------------------------------------------------------------
LIABILITIES
Investment securities purchased                                                                       2,208,240
Open option contracts at value (proceeds $1,354,961)                                                  1,639,500
Accrued expenses                                                                                      3,265,362
---------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                               7,113,102
---------------------------------------------------------------------------------------------------------------
      NET ASSETS                                                                                 $1,591,813,157
===============================================================================================================
NET ASSETS
Common Stock at par value $1.00 per share, authorized 75,000,000
 shares; issued and outstanding 49,949,239 shares                                                 $  49,949,239
Additional capital surplus                                                                          704,167,465
Undistributed net investment income                                                                   2,557,621
Undistributed net realized gain on investments                                                       56,199,168
Unrealized appreciation on investments                                                              778,939,664
---------------------------------------------------------------------------------------------------------------
      NET ASSETS APPLICABLE TO COMMON STOCK                                                      $1,591,813,157
===============================================================================================================
      NET ASSET VALUE PER SHARE OF COMMON STOCK                                                          $31.87
===============================================================================================================

*See Schedule of Investments on pages 6 through 8.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                         Six Months Ended June 30, 1998

INVESTMENT INCOME
   Income:
      Dividends:
         From unaffiliated issuers                                                                 $ 9,491,284
         From non-controlled affiliate                                                                 366,582
      Interest                                                                                       2,645,783
--------------------------------------------------------------------------------------------------------------
         Total income                                                                               12,503,649
--------------------------------------------------------------------------------------------------------------
   Expenses:
      Investment research                                                                            1,074,752
      Administration and operations                                                                    444,292
      Directors' fees                                                                                   98,250
      Reports and stockholder communications                                                           128,118
      Transfer agent, registrar and custodian expenses                                                 159,751
      Auditing services                                                                                 19,749
      Legal services                                                                                    22,595
      Occupancy and other office expenses                                                              126,207
      Travel, telephone and postage                                                                     73,622
      Other                                                                                            130,159
--------------------------------------------------------------------------------------------------------------
         Total expenses                                                                              2,277,495
--------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME                                                                      10,226,154
--------------------------------------------------------------------------------------------------------------
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
   Net realized gain on security transactions                                                       55,552,121
   Net realized gain distributed by regulated investment company (non-controlled affiliate)             91,646
   Change in unrealized appreciation on investments                                                113,760,628
--------------------------------------------------------------------------------------------------------------
         NET GAIN ON INVESTMENTS                                                                   169,404,395
--------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $179,630,549
==============================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 SIX MONTHS        YEAR ENDED
                                                                             ENDED JUNE 30, 1998  DEC. 31, 1997
                                                                             -------------------  -------------
FROM OPERATIONS:
   Net investment income                                                        $  10,226,154   $   20,784,601
   Net realized gain on investments                                                55,643,767       71,696,127
   Change in unrealized appreciation on investments                               113,760,628      242,729,911
--------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                              179,630,549      335,210,639
--------------------------------------------------------------------------------------------------------------
DIVIDENDS TO STOCKHOLDERS FROM:
   Net investment income                                                           (9,490,355)     (21,136,073)
   Net realized gain from investment transactions                                  (2,497,462)     (73,015,523)
--------------------------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                                   (11,987,817)     (94,151,596)
--------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Value of common shares issued in payment of optional distributions                 -0-           44,350,986
--------------------------------------------------------------------------------------------------------------
      TOTAL INCREASE IN NET ASSETS                                                167,642,732      285,410,029
NET ASSETS:
   Beginning of period                                                          1,424,170,425    1,138,760,396
--------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment
     income of $2,557,621 and $1,821,822, respectively)                        $1,591,813,157   $1,424,170,425
==============================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

SECURITY VALUATION -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Options are valued at the last sale price or last quoted asked price.

AFFILIATED COMPANIES -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 1998 was $809,634,479, and net unrealized appreciation aggregated $779,426,828, of which the related gross unrealized appreciation and depreciation were $796,380,734 and $16,953,906, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 1998 were $149,391,222 and $161,048,744, respectively. Option transactions comprised an insignificant portion of operations during the period ended June 30, 1998. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the six months ended June 30, 1998.

The Company has 10,000,000 unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 1998, 312,118 options were outstanding, with a weighted average exercise price of $13.6549 per share. During the six months ended June 30, 1998, the Company granted options including stock appreciation rights for 28,368 shares of common stock with an exercise price of $25.375; stock appreciation rights relating to 43,675 stock option shares were exercised at a weighted average market price of $25.9252 per share and the stock options relating to those rights, which had a weighted average exercise price of $11.6503 per share, were cancelled. At June 30, 1998, there were outstanding exercisable options to purchase 55,753 common shares at $6.435-$18.770 per share (weighted average price of $12.6663), and unexercisable options to purchase 241,058 common shares at $11.715-$25.325 per share (weighted average price of $15.5709). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is 6.0309 years and 6.7901 years, respectively. Total compensation expense recognized for the six months ended June 30, 1998 related to the stock options and stock appreciation rights plan was $673,337. At June 30, 1998, there were 895,119 shares available for future option grants.

5. RETIREMENT PLANS

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the six months ended June 30, 1998 was $286,414, and consisted of service expense of $93,013, interest expense of $129,865, expected return on plan assets of $403,118, and a net amortization credit of $106,174.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate and the expected rate of annual compensation increases were 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1998, the accumulated benefit obligation, including vested benefits, was $2,956,682. The fair value of the plan assets was $10,137,850 and the projected benefit obligation for service rendered to date was $3,809,875, which resulted in excess plan assets of $6,327,975. The remaining components of prepaid pension cost at January 1, 1998 included $2,235,823 in unrecognized net gain, $432,583 in unrecognized prior service cost and $383,688 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at June 30, 1998 was $3,893,989.

In addition, the Company has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

--------------------------------------------------------------------------------

6. EXPENSES

The cumulative amount of accrued expenses at June 30, 1998 for employees and former employees of the Company was $3,173,497. Aggregate remuneration paid or accrued during the six months ended June 30, 1998 to officers and directors amounted to $1,369,487.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $252,842 for the six months ended June 30, 1998.

7. PORTFOLIO SECURITIES LOANED

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit, the value of which exceeds the market value of such loaned securities. The Company accounts for securities lending transactions as secured financing. The Company receives compensation for lending securities in the form of fees. The Company continues to receive dividends on the securities loaned. At June 30, 1998, the value of security loans outstanding was $21,559,700.

8. YEAR 2000 (UNAUDITED)

The Company along with other investment companies and financial institutions could be adversely affected if computer systems do not properly process and calculate date-related information relating to the Year 2000. The Company is taking steps designed to address the Year 2000 issue as far as its own computer systems are concerned. We have also requested assurances from our service providers that they are taking comparable steps. The Company does not expect to incur any significant costs in order to address the Year 2000 problem. There is no assurance, nevertheless, that any adverse impact on the Company will be avoided.


                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                         SIX MONTHS ENDED
                                       --------------------                 YEAR ENDED DECEMBER 31
                                       JUNE 30,   JUNE 30,      ------------------------------------------------
                                         1998       1997        1997       1996       1995      1994     1993
                                       --------   --------      ----       ----       ----      ----     ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period    $28.51     $23.71      $23.71     $21.36     $17.98    $19.78    $20.48
----------------------------------------------------------------------------------------------------------------
Net investment income                     0.20       0.21        0.43       0.52       0.50      0.51      0.48
Net realized gains and change in
   unrealized appreciation and other
   changes                                3.40       3.96        6.33       3.55       4.54     (0.71)     1.18
----------------------------------------------------------------------------------------------------------------
Total from investment operations          3.60       4.17        6.76       4.07       5.04     (0.20)     1.66
Less distributions
Dividends from net investment
   income                                (0.19)     (0.15)      (0.44)     (0.52)     (0.52)    (0.50)    (0.45)
Distributions from net realized gains    (0.05)     (0.09)      (1.52)     (1.20)     (1.14)    (1.10)    (1.18)
----------------------------------------------------------------------------------------------------------------
Total distributions                      (0.24)     (0.24)      (1.96)     (1.72)     (1.66)    (1.60)    (1.63)
Dilution resulting from the rights
   offering                                --         --         --         --         --         --      (0.73)
Net asset value, end of period          $31.87     $27.64      $28.51     $23.71     $21.36    $17.98    $19.78
================================================================================================================
Per share market price, end of period   $26.875    $23.25      $24.1875   $19.75     $18.50    $15.625   $17.875
TOTAL INVESTMENT RETURN
Based on market price                    12.1%      19.0%       33.1%      16.4%      29.5%     (3.7)%    (2.7)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)  $1,591,813  $1,327,919  $1,424,170 $1,138,760 $986,231  $798,298  $840,610
Ratio of expenses to average
   net assets                             0.30%+     0.42%+      0.39%      0.34%      0.46%     0.33%     0.36%
Ratio of net investment income to
   average net assets                     1.33%+     1.67%+      1.61%      2.30%      2.51%     2.65%     2.33%
Portfolio turnover                       19.91%+    23.29%+     17.36%     19.60%     23.98%    19.23%    21.40%
Average brokerage commission rate        $0.06      $0.06       $0.06        $0.07      --        --       --
Number of shares outstanding at
   end of period (in 000's)              49,949     48,037      49,949     48,037     46,166    44,390    42,498

---------
+ Ratios presented on an annualized basis.

  This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                 June 30, 1998

                                                PRIN. AMT.
                                                OR SHARES    VALUE(A)
                                                ---------   ---------
STOCKS AND CONVERTIBLE
   SECURITIES -- 97.5%
 BASIC MATERIALS -- 2.4%
   Consolidated Papers, Inc.                     225,000 $    6,131,250
   du Pont (E.I.) de
      Nemours & Co.                              250,000     18,671,875
   Mead Corp.                                    400,000     12,700,000
                                                         --------------
                                                             37,503,125
                                                         --------------

 CAPITAL GOODS  -- 9.6%
   Boeing Co.                                    198,400      8,841,200
   Caterpillar Inc.                              270,000     14,284,688
   Corning, Inc.                                 340,000     11,815,000
   Deere & Co.                                   260,000     13,739,375
   Dover Corp.                                   260,000      8,905,000
   Emerson Electric Co.                           73,000      4,407,375
   General Electric Co.                          655,000     59,523,125
   The BFGoodrich Co.                            110,000      5,458,750
   Minnesota Mining &
      Manufacturing Co.                          200,000     16,437,500
   Pall Corp.                                    450,000      9,225,000
                                                         --------------
                                                            152,637,013
                                                         --------------

 CONSUMER -- 16.5%
   CONSUMER DISTRIBUTION -- 2.7%
   American Stores Co.                           100,000      2,418,750
   Borders Group, Inc. (B)                       195,000      7,215,000
   Dillard Department Stores, Inc.               200,000      8,287,500
   Penney (J.C.) Co., Inc.                       200,000     14,462,500
   Polo Ralph Lauren Corp. (B)                   140,000      3,920,000
      Tiffany &Co.                               150,000      7,200,000
                                                         --------------
                                                             43,503,750
                                                         --------------

   CONSUMER SERVICES  -- 3.1%
   Cracker Barrel Old Country
      Store, Inc.                                320,000     10,160,000+
   Houston Industries Inc. 7.00%
      Conv. DECS due 2000                        150,000     11,175,000
   McDonald's Corp.                              305,000     21,045,000
   Mediaone Group, Inc. (B)                      150,000      6,590,625
                                                         --------------
                                                             48,970,625
                                                         --------------


                                                PRIN. AMT.
                                                OR SHARES      VALUE(A)
                                                ---------     ---------
   CONSUMER STAPLES --  10.7%
   Best Foods Inc.                               255,000   $ 14,805,938
   Campbell Soup Co.                             380,000     20,187,500
   Coca-Cola Co.                                 170,000     14,535,000
   Dean Foods Co.                                100,000      5,493,750
   Fort James Corp.                              350,000     15,618,750
   Gillette Co.                                  439,120     24,974,950
   Interstate Bakeries Corp.                     138,000      4,579,875
   Ivex Packaging Corp. (B)                      400,000      9,300,000
   Kimberly-Clark Corp.                          340,000     15,597,500
   PepsiCo, Inc.                                 320,000     13,180,000
   Procter & Gamble Co.                          230,000     20,944,375
   Ralston Purina
      7.00% SAILS due 2000                       180,000     11,430,000
                                                         --------------
                                                            170,647,638
                                                         --------------

 ENERGY -- 6.8%
   British Petroleum plc ADR                     150,000     13,237,500
   Enron Corp. 6.25%
      Exch. Notes due 1998                       411,900      8,238,000
   Enron Corp.                                   100,000      5,406,250
   MCN Energy Group Inc.                         226,000      5,650,000
   Mobil Corp.                                   120,000      9,195,000
   Petroleum & Resources
      Corporation (C)                          1,145,570     43,961,249
   Royal Dutch Petroleum Co.                     180,000      9,866,250
   Schlumberger Ltd.                              88,400      6,038,825
   Unocal Capital Trust
     $3.125 Conv. Pfd.                           111,600      6,026,400+
                                                         --------------
                                                            107,619,474
                                                         --------------

  FINANCIAL -- 19.2%
   BANKING -- 12.1%
   Associates First Capital Corp. Ser. A         273,400     21,034,712
   Banc One Corp.                                330,000     18,418,125
   Federal Home Loan Mortgage Corp.              360,000     16,942,500
   Investors Financial Services Corp.            274,700     14,559,100+
   Mellon Bank Corp.                             200,000     13,937,500
   National City Corp.                            80,000      5,680,000
   NationsBank Corp.                             300,000     23,006,250
   Norwest Corp.                                 620,000     23,250,000
   Peoples Heritage Financial Group              474,000     11,198,250+
   Provident Bankshares Corp.                    289,405      8,537,453+
   Southwest Bancorp. of Texas, Inc. (B)         350,000      6,584,375
   Wachovia Corp.                                190,000     16,055,000
   Wilmington Trust Corp.                        210,000     12,783,750+
                                                         --------------
                                                            191,987,015
                                                         --------------

--------------------------------------------------------------------------------
                                 June 30, 1998



                                                PRIN. AMT.
                                                OR SHARES      VALUE(A)
                                                ---------     ---------

   INSURANCE -- 7.1%
   AMBAC Financial Group, Inc.                   379,600   $ 22,206,600
   American International Group, Inc.            270,000     39,420,000
   Annuity & Life Re (Holdings), Ltd. (B)        700,000     15,487,500+
   Reinsurance Group of America, Inc.            299,850     17,728,631
   Salomon Smith Barney Holdings, Inc.
      7.625% Exch. Notes due 1999 (D)            375,000     18,046,875
                                                         --------------
                                                            112,889,606
                                                         --------------

 HEALTH CARE -- 12.5%
   DRUGS -- 8.4%
   ALZA Corp. (B)                                500,000     21,625,000
   American Home Products                        150,000      7,762,500
   Chiron Corp. (B)                              410,000      6,431,875+
   Elan Corp., plc ADR (B)                       350,000     22,509,375
   Forest Laboratories, Inc. (B)                 330,000     11,797,500
   Lilly (Eli) & Co.                             310,000     20,537,500
   Merck & Co., Inc.                             210,000     28,087,500
   SmithKline Beecham plc ADR                    260,000     15,730,000
                                                         --------------
                                                            134,481,250
                                                         --------------

   MEDICAL SUPPLIES AND SERVICES -- 4.1%
   Abbott Laboratories                           480,000     19,680,000
   American Retirement Corp.
      5.75% Conv. Sub. Debs.
      due 2002                                $4,000,000      3,760,000
   American Retirement Corp. (B)                 151,100      2,682,025
   Integrated Health Services, Inc.
      5.75% Conv. Sub. Debs. due 2001         $6,675,000      7,743,000
   Integrated Health Services, Inc.              180,564      6,771,150
   Life Technologies, Inc.                       307,500      9,647,813+
   Sunrise Assisted Living, Inc. (B)             440,000     15,125,000+
                                                         --------------
                                                             65,408,988
                                                         --------------

 TECHNOLOGY -- 15.3%
   COMMUNICATION EQUIPMENT  -- 5.3%
   Ericsson (L.M.) Telephone Co. 4.25%
       Conv. Sub. Debs. due 2000                $120,000        915,000+
   Ericsson (L.M.) Telephone Co. ADR             790,000     22,613,750+
   Lucent Technologies Inc.                      110,000      9,150,625
   Motorola, Inc. LYONs due 2009                $650,000        636,188
   Motorola, Inc.                                150,000      7,884,375
   Nokia Corp. Pfd. ADR                          300,000     21,825,000
   Northern Telecom Ltd.                         380,000     21,565,000
                                                         --------------
                                                             84,589,938
                                                         --------------

 COMPUTER RELATED -- 7.6%
   Affiliated Computer Services, Inc. (B)         63,500      2,444,750
   Cisco Systems, Inc. (B)                       322,500     29,690,156+
   DST Systems Inc. (B)                          400,000     22,400,000
   First Data Corp.                              343,980     11,458,834
   Hewlett-Packard Co.                           300,000     17,962,500
   IKON Office Solutions, Inc.                   353,700      5,150,756
   QRS Corp. (B)                                 350,000     13,168,750+
   Sterling Commerce, Inc. (B)                   400,000     19,400,000
                                                         --------------
                                                            121,675,746
                                                         --------------




                                                PRIN. AMT.
                                                OR SHARES      VALUE(A)
                                                ---------     ---------
   ELECTRONICS -- 2.4%
   Intel Corp.                                   170,000 $   12,601,250+
   Solectron Corp. (B)                           600,000     25,237,500
                                                         --------------
                                                             37,838,750
                                                         --------------

 TRANSPORTATION -- 3.0%
   Delta Air Lines, Inc.                         150,071     19,396,677
   FDX Corp. (B)                                 260,000     16,315,000
   Ryder System, Inc.                            400,000     12,625,000
                                                         --------------
                                                             48,336,677
                                                         --------------

  UTILITIES -- 12.1%
   ELECTRIC AND GAS UTILITIES -- 5.1%
   Black Hills Corp.                             555,000     12,765,000
   CINergy Corp.                                 300,000     10,500,000
   Endesa, S.A. ADR                              450,000      9,731,250
   LG&E Energy Corp.                             400,000     10,825,000
   New Century Energy                            250,000     11,359,375
   TECO Energy, Inc.                             300,000      8,043,750
   United Water Resources Inc.                   600,000     10,800,000
   Washington Gas Light Co.                      257,000      6,874,750
                                                         --------------
                                                             80,899,125
                                                         --------------

   TELEPHONE UTILITIES -- 7.0%
   AirTouch Communications, Inc. (B)             200,000     11,687,500
   Ameritech Corp.                               310,000     13,911,250
   BellSouth Corp.                               220,000     14,767,500
   GTE Corp.                                     250,000     13,906,250
   Nextel Communications Inc. (B)                120,000      2,985,000+
   Qwest CommunicationsInternational,
      Inc. (B)                                   536,406     18,707,159+
   SBC Communications Inc.                       400,000     16,000,000
   WorldCom, Inc. (B)                            420,000     20,343,750+
                                                         --------------
                                                            112,308,409
                                                         --------------

 OTHER
   Stocks under accumulation                                    191,744
                                                         --------------
 TOTAL STOCKS AND CONVERTIBLE
   SECURITIES
   (Cost $772,264,670)(E)                                 1,551,488,873
                                                         --------------

--------------------------------------------------------------------------------
                                 June 30, 1998



                                                PRIN. AMT.     VALUE(A)
                                                ---------     ---------

SHORT-TERM INVESTMENTS -- 2.3%
   U.S. GOVERNMENT OBLIGATIONS -- 1.3%
   U.S. Treasury Bills,
      5.02%,
      due 8/27/98                            $20,000,000 $   19,841,152
                                                         --------------
   COMMERCIAL PAPER -- 1.0%
   Ford Motor Credit Corp.,
      5.63-5.85%,
      due 7/2/98-7/9/98                        7,585,000      7,577,617




                                                Prin. Amt.     Value(A)
                                                ---------     ---------

   General Electric Capital Corp.,
      5.30%, due 7/2/98                       $8,800,000 $    8,798,704
                                                         --------------
                                                             16,376,321
                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $36,217,473)                                        36,217,473
                                                         --------------
TOTAL INVESTMENTS
   (Cost $808,482,143)                                    1,587,706,346
   Cash, receivables and other
      assets, less liabilities                                4,106,811
                                                         --------------
NET ASSETS -- 100.0%                                     $1,591,813,157
                                                         ==============

================================================================================
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the Toronto Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
(B) Presently non-dividend paying.
(C) Non-controlled affiliate.
(D) Restricted security (Salomon Smith Barney Holdings, Inc. 7.625% Exch. Notes due 1999, acquired 5/8/96, cost $10,017,100).
(E) The aggregate market value of stocks held in escrow at June 30, 1998 covering open call contracts written was $30,578,625. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $16,701,500.


                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                                                        NET         DIVIDENDS   DISTRIBUTIONS
                                                                       ASSET          FROM           FROM
                                                       COMMON          VALUE     NET INVESTMENT  NET REALIZED
                                     VALUE OF          SHARES           PER          INCOME          GAINS
DEC. 31                             NET ASSETS       OUTSTANDING       SHARE        PER SHARE      PER SHARE
-------                             ----------       -----------      -------    --------------- ------------
1988...........................   $ 455,825,580      28,295,508       $16.11          $.50           $1.32
1989...........................     550,091,129      29,982,939        18.35           .70            1.36
1990...........................     529,482,769      31,479,340        16.82           .66            1.06
1991...........................     661,895,779      32,747,497        20.21           .54            1.09
1992...........................     696,924,779      34,026,625        20.48           .46            1.16
1993...........................     840,610,252      42,497,665        19.78           .45            1.18
1994...........................     798,297,600      44,389,990        17.98           .50            1.10
1995...........................     986,230,914      46,165,517        21.36           .52            1.14
1996...........................   1,138,760,396      48,036,528        23.71           .52            1.20
1997...........................   1,424,170,425      49,949,239        28.51           .44            1.52
June 30, 1998..................   1,591,813,157      49,949,239        31.87           .31*            .05

---------
*paid or declared.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
                  DURING THE THREE MONTHS ENDED JUNE 30, 1998

                                                                              SHARES OR PRINCIPAL AMOUNT
                                                                     -------------------------------------------
                                                                                                       HELD
                                                                     ADDITIONS      REDUCTIONS     JUNE 30, 1998
                                                                     ---------      ----------     -------------
Abbott Laboratories                                                  240,000(1)                       480,000
American Home Products                                               150,000                          150,000
Annuity and Life Re (Holdings), Ltd.                                 700,000                          700,000
Best Foods Inc.                                                      127,500(1)                       255,000
Chiron Corp.                                                         410,000                          410,000
Consolidated Papers Inc.                                             125,000(1)                       225,000
Corning, Inc.                                                        230,000                          340,000
Dean Foods Co.                                                       100,000                          100,000
Ericsson (L.M.) Telephone Co. ADR                                    395,000(1)         45,000        790,000
Gillette Co.                                                         219,560(1)                       439,120
Houston Industries Inc., 7.00% Conv. DECS due 2000                   150,000                          150,000
IKON Office Solutions, Inc.                                          168,700                          353,700
Ivex Packaging Corp.                                                 400,000                          400,000
Lucent Technologies Inc.                                              64,816(1)         19,632        110,000
Mead Corp.                                                           245,000                          400,000
NationsBank Corp.                                                    100,000                          300,000
Nokia Corp. Pfd. ADR                                                 150,000(1)                       300,000
Peoples Heritage Financial Group                                     237,000(1)                       474,000
Southwest Bancorp. of Texas, Inc.                                    175,000(1)                       350,000
American Stores Co.                                                                    157,000        100,000
Elan Corp., plc ADR                                                                    110,000        350,000
Hewlett-Packard Co.                                                                     80,000        300,000
Inco Ltd. 5.75% Conv. Debs. due 2004                                                $4,000,000          --
MCN Energy Group Inc.                                                                  174,000        226,000
Mellon Bank Corp.                                                                      130,000        200,000
Olin Corp.                                                                             250,000          --
Rockwell International Corp.                                                           215,000          --
Sabre Group Holdings, Inc.                                                             300,000          --
Scandinavian Broadcasting Systems SA 7.25% Conv. Sub. Debs. due 2005                $3,000,000          --
Time Warner Inc.                                                                       135,000          --
Union Pacific Resources Group Inc.                                                     275,102          --

---------
(1) By stock split.

                                  ------------
                                  COMMON STOCK
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                           THE ADAMS EXPRESS COMPANY
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         WEBSITE: www.adamsexpress.com
                        E-MAIL: contact@adamsexpress.com
                  TELEPHONE: (410) 752-5900 or (800) 638-2479
                       COUNSEL: Chadbourne & Parke L.L.P.
              INDEPENDENT ACCOUNTANTS: PricewaterhouseCoopers LLP
              TRANSFER AGENT, REGISTRAR & CUSTODIAN OF SECURITIES
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF

     THE ADAMS EXPRESS COMPANY:

     We have audited the accompanying statement of assets and liabilities of The Adams Express Company, including the schedule of investments, as of June 30, 1998, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1998 and the year ended December 31, 1997, and the financial highlights for the six months ended June 30, 1998 and 1997 and for each of the five years in the period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adams Express Company as of June 30, 1998, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                                      PricewaterhouseCoopers LLP

Baltimore, Maryland
July 8, 1998

                         SHAREHOLDER INFO AND SERVICES
--------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March, June and September 1st and (b) a "year-end" payment consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31st, payable in late December. Stockholders may elect to receive the year-end payment in stock or cash. In connection with this payment, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (Until September 1, 1998)

For Registered Stockholders

Stockholders of record of Adams Express stock have an additional way to increase their investment in the Company.

The Bank of New York's Automatic Dividend Reinvestment Plan provides that its participants' distributions are automatically invested in additional shares of the Company's common stock. New shares acquired are held on a book basis by the Bank.

Additionally, after enrolling in the plan, participants are eligible to make cash payments in any amount from $25.00.

The Bank's fee for this service is 10% of the amount received up to a maximum of $2.50 for the interim dividend payments and cash payments. There is no charge for the "year-end" distribution.

A brochure and enrollment card may be obtained by contacting the Bank at (800) 432-8224.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan is now available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan.

WHAT'S NEW?

BuyDIRECT(SM*)

Commencing with the dividend payable September 1st, The Bank of New York will offer BuyDIRECT, an enhanced version of the Automatic Dividend Reinvestment Plan which has existed since 1973. BuyDIRECT provides both registered stockholders and interested first time investors an affordable alternative for buying and selling Adams Express Company shares. It also will replace the current Automatic Dividend Reinvestment Plan.

If you are already registered in the Automatic Dividend Reinvestment Plan, you will automatically be enrolled in BuyDIRECT without further action on your part. A Plan brochure will be mailed to current participants in early August.

All other registered shareholders will receive a copy of the BuyDIRECT brochure and enrollment form along with their September 1st dividend checks.

After August 1st, interested investors may request a copy of the Plan brochure from The Bank of New York at the number or addresses listed below.

*BuyDirect is a service mark of The Bank of New York

The Company                                  The Transfer Agent
The Adams Express Company                    The Bank of New York
Lawrence L. Hooper, Jr.,                     Shareholder Relations
Secretary and General Counsel                  Dept.-11E
Seven St. Paul Street,                       P.O. Box 11258
  Suite 1140                                 Church Street Station
Baltimore, MD 21202                          New York, NY 10286
(800) 638-2479                               (800) 432-8224
Website:                                     Website:
www.adamsexpress.com                         http://stock.bankofny.com
E-mail:                                      E-mail:
contact @adamsexpress.com                    Shareowner-svcs@
                                               bankofny.com